Financial Highlights

Fourth Quarter 2006

March 16, 2007

Forward Looking Statements:

Except for historical information, this presentation may include forward looking statements which are subject to certain risk factors that could cause actual results to differ materially from those presented in the forward looking statements. Some of the risk factors that could affect future results are described in our Annual Report on Form 10-K and other filings with the Securities and Exchange Commission.

Basis of Preparation and Non-GAAP Measures:

Definitions and presentation: All financial information contained herein is unaudited by the Company’s independent registered public accounting firm, except for the financial data relating to the year-ended December 31, 2006, to the extent it was derived from the Company’s audited financial statements. Unless otherwise noted, all data is in U.S. dollars thousands, except for per share, percentage and ratio information.

GAAP refers to generally accepted accounting principles in the United States. In presenting the Company’s results, management has included and discussed certain “non-GAAP financial measures”, as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement.

Discontinued operations: As a result of the disposal of Environmental Strategies Consulting LLC (“ESC”) on September 15, 2006, the Company’s technical services segment now consists of the Company’s two environmental liability assumption programs. The three months and year ended December 31, 2005 comparatives have been reclassified to conform with the presentation of ESC in discontinued operations for the three months and year ended December 31, 2006.

Operating income (loss) from continuing operations before tax (a non-GAAP financial measure): Operating income (loss) from continuing operations before tax is an internal performance measure used by the Company in the management of its operations and represents continuing income (loss) before tax excluding, as applicable, net realized investment gains or losses and net foreign exchange gains or losses and other items of income and expense not attributable to its operating segments. The Company excludes net realized investment gains or losses and after-tax net foreign exchange gains or losses from its calculation of operating income (loss) before tax because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to investment and foreign exchange market conditions. The Company believes these amounts are largely independent of its underwriting and technical services decision making process and profitability and including them distorts the analysis of trends in its operations. In addition to presenting net income or loss determined in accordance with GAAP, the Company believes that showing continuing operating income (loss) before tax enables investors, analysts, rating agencies, clients and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance. Continuing operating income (loss) before tax should not be viewed as a substitute for GAAP net income (loss) available to common shareholders.

Underwriting segments income (loss) (a GAAP financial measure): Underwriting income (loss) is a measure of profitability of the Company’s underwriting segments that takes into account net premiums earned and other insurance related income as revenue and net loss and loss expenses, acquisition costs and underwriting related general and administrative expenses as expenses. Underwriting income (loss) is the difference between revenues and expense items.

Technical segments services income (loss) (a GAAP financial measure): Technical services income (loss) is a measure of profitability of the Company’s technical services segment that takes into account technical services income and other technical services-related income as revenue, and technical services general and administrative expenses as expenses. Technical services income (loss) is the difference between revenues and expense items.

Underwriting ratios (a GAAP financial measures): The Company uses underwriting ratios as measures of performance. The loss ratio is calculated by dividing net losses and loss expense by net premiums earned. The acquisition expense ratio is calculated by dividing acquisition expenses by net premiums earned.

Diluted book value per share (a non-GAAP financial measure): The Company has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per share.

Tangible book value per share and diluted tangible book value per share (non-GAAP financial measures): The Company has included tangible book value per share and diluted tangible book value per share because it believes it provides a clear measure of the value of its tangible shareholders’ equity on a per share basis. Tangible book value excludes goodwill and other intangible assets as itemized in the Company’s consolidated balance sheets. A reconciliation from tangible book value per share to book value per share is provided on page 8 of this supplement.

QUANTA CAPITAL HOLDINGS LTD.
Summary statement of operations
Three months and years ended December 31, 2006 and 2005
(in thousands)

The summary statements of operations are presented on a classified basis in order to show the Company’s segment components of operating (loss) income before tax.

	For the three months ended December 31, 2006	For the three months ended December 31, 2005	For the year ended December 31, 2006	For the year ended December 31, 2005
UNDERWRITING SEGMENT:
Underwriting revenues
Gross premiums written	$17,654	$96,119	$158,729	$608,935
Premiums ceded	(4,542)	(92,284)	(78,175)	(218,894)
Net premiums written	13,112	3,835	80,554	390,041
Change in unearned premiums	23,012	63,199	144,745	(25,966)
Net premiums earned	36,124	67,034	225,299	364,075
Other income	641	361	3,654	3,174
Underwriting expenses
Net losses and loss expenses	(21,943)	(83,015)	(156,121)	(324,249)
Acquisition expenses	(9,932)	(6,906)	(42,540)	(69,624)
General and administrative expenses	(3,485)	(6,052)	(37,746)	(40,313)
Total underwriting expenses	(35,360)	(95,973)	(236,407)	(434,186)
Underwriting segments income (loss) (1)	1,405	(28,578)	(7,454)	(66,937)
TECHNICAL SERVICES SEGMENT:
Technical services income (loss)
Technical services revenues	384	7,541	3,331	19,037
Other income	321		—
General and administrative expenses	(33)	(8,711)	(4,283)	(18,545)
Technical services segment income (loss)	672	(1,170)	(952)	492
OTHER:
Other operating revenue
Net investment income	10,584	8,778	45,934	27,181
Interest expense	(1,422)	(1,195)	(5,458)	(4,165)
Total other operating revenue	9,162	7,583	40,476	23,016
OPERATING INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE TAX (2)	11,239	(22,165)	32,070	(43,429)
Net foreign exchange (losses) gains	(1,839)	666	(3,790)	331
Net realized (losses) gains on investments	(1,803)	(12,231)	(15,945)	(13,020)
Other Income	—		—	387
Depreciation of fixed assets and amortization of intangibles	(3,016)	(841)	(4,999)	(3,001)
Corporate general and administrative expenses (3)	(12,440)	(20,710)	(57,977)	(50,749)
Other expenses	—	(547)	—	—
NET LOSS FROM CONTINUING OPERATIONS BEFORE TAX	(7,859)	(55,828)	(50,641)	(109,481)
Income tax (benefit) expense	(33)	(239)	14	232
NET LOSS FROM CONTINUING OPERATIONS	(7,826)	(55,589)	(50,655)	(109,713)
DISCONTINUED OPERATIONS (2):
Income (loss) from operations of discontinued operations	—	835	(12,953)	3,761
Income on disposal of discontinued operations	—	—	704	—
NET INCOME (LOSS) FROM DISCONTINUED OPERATIONS	—	835	(12,249)	3,761
NET LOSS	(7,826)	(54,754)	(62,904)	(105,952)
Dividends on preferred shares	—	—	1,916	—
NET LOSS TO COMMON SHAREHOLDERS	$(7,826)	$(54,754)	$(64,820)	$(105,952)

Footnotes:

1.	The Company’s underwriting segment comprises, and is an aggregation of, its Specialty Insurance run-off, Specialty Reinsurance run-off and Lloyd’s reportable segments as presented on pages 9 to 12.

2.
As a result of the disposal of ESC, the Company’s Technical services segment now consists of the Company’s two environmental liability assumption programs. The three months and year ended December 31, 2005 comparatives have been reclassified to conform with the presentation of ESC in discontinued operations for the three months and year ended December 31, 2006.

3.
During 2006, the Company ceased allocating corporate general and administrative expenses to its reportable segments. Following its decision to place most of its business into run-off, the Company no longer allocates capital to its reportable segments and, accordingly, corporate general and administrative expenses are no longer allocated to each segment in proportion to each segment’s amount of allocated capital. Prior period financial data has been reclassified to conform to this presentation.

QUANTA CAPITAL HOLDINGS LTD.
Consolidated Balance Sheets
(in thousands)

	As of December 31, 2006	As of December 31, 2005
Assets
Investments at fair market value
Available for sale investments	$809,902	$699,121
Trading investments related to deposit liabilities	37,273	38,316
Total investments at fair value	847,175	737,437
Cash and cash equivalents	32,894	178,135
Restricted cash and cash equivalents	68,143	82,843
Accrued investment income	6,833	5,404
Premiums receivable	34,587	115,055
Funds withheld by cedents	25,204	24,279
Losses and loss adjustment expenses recoverable	221,228	190,353
Other accounts receivable	481	9,495
Net receivable for investments sold	134	3,047
Deferred acquisition costs, net	12,124	33,117
Deferred reinsurance premiums	35,259	112,096
Software, property and equipment, net	1,112	5,034
Goodwill and other intangtible assets	7,350	24,877
Other assets	36,702	30,919
Total assets	$1,329,226	$1,552,091
Liabilities
Reserve for losses and loss expenses	$623,618	$533,983
Unearned premiums	119,197	336,550
Environmental liabilities assumed	3,346	5,911
Reinsurance balances payable	37,070	57,499
Accounts payable and accrued expenses	38,511	39,051
Deposit liabilities	37,014	51,509
Deferred income and other liabilities	5,279	9,729
Junior subordinated debentures	61,857	61,857
Total liabilities	925,892	1,096,089
Mandatorily redeemable preferred shares	74,998	71,838
Shareholders’ equity
Common shares	700	699
Additional paid-in capital	582,578	581,929
Accumulated deficit	(263,830)	(199,010)
Accumulated other comprehensive income	8,888	546
Total shareholders’ equity	328,336	384,164
Total liabilities, redeemable preferred shares and shareholders’ equity	$1,329,226	$1,552,091

QUANTA CAPITAL HOLDINGS LTD.
Total Capitalization
(in thousands)

	As of December 31, 2006	As of December 31, 2005
Debt outstanding:
Letters of credit facilities (1)	$—	$—
Junior subordinated debentures	61,857	61,857

Redeemable preferred shares:
Redeemable preferred shares ($0.01 par value; 25,000,000 shares authorized; 3,130,525 issued and outstanding, at December 31, 2006; 3,000,000 issued and outstanding, at December 31, 2005)	74,998	71,838

Shareholders’ equity:
Common shares ($0.01 par value; 200,000,000 common shares authorized, 70,008,185 issued and outstanding at December 31, 2006 and 69,946,861 issued and outstanding at December 31, 2005) (2)	700	699
Additional paid-in capital	582,578	581,929
Accumulated deficit	(263,830)	(199,010)
Accumulated other comprehensive income	8,888	546
Total shareholders’ equity	$328,336	$384,164
Total capitalization	$465,191	$517,859
Total debt to total capital ratio (3)	29%	26%

Footnotes:

1.
As at December 31, 2005, consisted of a $250 million secured letter of credit facility. The total commitment of $250 million was reduced to $240 million during the year ended December 31, 2006. We have elected to reduce the aggregate commitment to $210.0 million, as of February 9, 2007. As of December 31, 2006 and March 5, 2007, we had obligations related to fully secured letters of credit of approximately $235.4 million and $170 million.

2.
This table does not give effect to the 2,542,813 warrants outstanding at December 31, 2006 and December 31, 2005 and outstanding options to purchase common shares of 786,764 and 3,402,194 at December 31, 2006 and December 31, 2005.

3.
The debt to total capital ratio is calculated as the sum of the letter of credit facility, junior subordinated debentures and redeemable preferred shares, or Total Debt, divided by the sum of Total Debt and Total Shareholders’ Equity, or Total Capitalization.

QUANTA CAPITAL HOLDINGS LTD.
Summarized Cash Flow Statement
(in thousands)

	Year ended December 31, 2006	Year ended December 31, 2005
Net cash (used in) provided by continuing operating activities	$(50,154)	$155,117
Net cash provided by discontinued operations	6,989	701
Net cash (used in) provided by operating activities	(43,165)	155,818
Net cash used in investing activities	(103,320)	(160,104)
Net cash provided by financing activities	1,244	149,646
(Decrease) increase in cash and cash equivalents:	(145,241)	145,360
Cash and cash equivalents at beginning of the period (Unrestricted)	178,135	32,775
Cash and cash equivalents at end of the period (Unrestricted)	$32,894	$178,135

QUANTA CAPITAL HOLDINGS LTD.
Per Share Data
Three months and years ended December 31, 2006 and 2005
(in thousands, except per share amounts)

	(Unaudited) For the three months ended December 31, 2006	(Unaudited) For the three months ended December 31, 2005	For the year ended December 31, 2006	For the year ended December 31, 2005
LOSS PER SHARE
Net loss from continuing operations	$(7,826)	$(55,589)	$(50,655)	$(109,713)
Discontinued operations:
Income (loss) from operations of discontinued operations	—	835	(12,953)	3,761
Income on disposal of discontinued operations	—	—	704	—
Net income (loss) from discontinued operations	—	835	(12,249)	3,761
Net loss	(7,826)	(54,754)	(62,904)	(105,952)
Dividends on preferred shares	—	—	1,916	—
Net loss available to common shareholders	$(7,826)	$(54,754)	$(64,820)	$(105,952)
Weighted average common share and common share equivalents, outstanding during the period
Basic	70,001,259	58,397,990	69,971,646	57,205,342
Diluted (1) (3)	70,001,259	58,397,990	69,971,646	57,205,342
Basic and diluted loss from continuing operations per common share	$(0.11)	$(0.95)	$(0.75)	$(1.92)
Basic and diluted income (loss) from discontinued operations per common share	—	0.01	(0.19)	0.07
Basic and diluted income from disposal of discontinued operations per common share	—	—	0.01	—
Basic and diluted loss per common share	$(0.11)	$(0.94)	$(0.93)	$(1.85)
BOOK VALUE PER SHARE
Total shareholders’ equity	$328,336	$384,164	$328,336	$384,164
Common share and common share equivalents outstanding at the end of the period:
Basic	70,008,185	69,946,861	70,008,185	69,946,861
Diluted (2) (3)	70,008,185	70,019,048	70,008,185	70,019,048
Basic book value per share	$4.69	$5.49	$4.69	$5.49
Diluted book value per share (2)	$4.69	$5.49	$4.69	$5.49
TANGIBLE BOOK VALUE PER SHARE
Total shareholders’ equity	$328,336	$384,164	$328,336	$384,164
Goodwill and other intangible assets	$7,350	$24,877	$7,350	$24,877
Total shareholders’ equity adjusted to exclude goodwill and other intangible assets	$320,986	$359,287	$320,986	$359,287
Basic tangible book value per share	$4.58	$5.14	$4.58	$5.14
Diluted tangible book value per share (2)	$4.58	$5.13	$4.58	$5.13

Footnote:

1.
Due to the net loss for the three months and year ended December 31, 2006 and for the three months and year ended December 31, 2005 the assumed net exercise of options and warrants under the treasury stock method has been excluded, as the effect would have been anti-dilutive.

2.	The assumed net exercise of options and warrants under the treasury stock method has been included in the calculation of diluted book value and diluted tangible book value per share.

3.
As of December 31, 2006 and 2005, all outstanding options had an exercise price above the closing market share price, therefore the outstanding options have not been included in the calculation of the diluted number of shares for the calculation of diluted book value and diluted tangible book value per share.

QUANTA CAPITAL HOLDINGS LTD.
Segment Results
Three months ended December 31, 2006
(in thousands)
(Unaudited)

During the third quarter of 2006, the Company changed the composition of its reportable segments and renamed its specialty insurance segment and specialty reinsurance segment to specialty insurance run-off segment and specialty reinsurance run-off segment. The Company has segregated its Lloyd’s operating segment, which was previously aggregated with its specialty insurance run-off reportable segment, to be a reportable segment, given it was no longer appropriate to aggregate Lloyd’s and specialty insurance run-off operating segments given their different economic characteristics. In addition, during the fourth quarter of 2006, the Company ceased allocating corporate general and administrative expenses to its reportable segments as it no longer allocates capital to its reportable segments. The December 31, 2005 balances have been reclassified to conform with the presentation for the year and quarter ended December 31, 2006.

	Specialty Insurance run-off	Specialty Reinsurance run-off	Lloyd’s	Underwriting Total	Technical Services	Consolidated
Direct insurance	$(13,504)	—	$27,180	$13,676	—	$13,676
Reinsurance assumed	370	3,607	—	3,977	—	3,977
Total gross premiums written	(13,134)	3,607	27,180	17,653	—	17,653
Premiums ceded	4,857	(1,019)	(8,427)	(4,589)	—	(4,589)
Net premiums written	$(8,277)	$2,588	$18,753	$13,064	—	$13,064

Net premiums earned	$12,528	$6,233	$17,363	$36,124	$—	$36,124
Technical services revenues	—	—	—	—	384	384
Other income	722	161	—	883	—	883
Net losses and loss expenses	(1,102)	(7,655)	(13,186)	(21,943)	—	(21,943)
Acquisition expenses	(3,869)	(2,916)	(3,147)	(9,932)	—	(9,932)
General and administrative expenses	(1,136)	(179)	(3,870)	(5,185)	(33)	(5,218)
Segment income (loss)	$7,143	$(4,356)	$(2,840)	$(53)	$351	$298
Depreciation of fixed assets and amortization of intangibles						$(3,016)
Interest expense						(1,422)
Net investment income						10,584
Net realized gains on investments						(1,803)
Corporate general and administrative expenses						(10,740)
Other income						79
Net foreign exchange losses						(1,839)
Net loss from continuing operations before income tax						$(7,859)
Loss ratio	8.8%	122.8%	75.9%	60.7%
Acquisition expense ratio	30.9%	46.8%	18.1%	27.5%

QUANTA CAPITAL HOLDINGS LTD.
Segment Results
Three months ended December 31, 2005
(in thousands)
(Unaudited)

	Specialty Insurance run-off	Specialty Reinsurance run-off	Lloyd’s	Underwriting Total	Technical Services	Consolidated
Direct insurance	$60,918	$—	$27,216	$88,134	$—	$88,134
Reinsurance assumed	4,830	3,155	—	7,985	—	7,985
Total gross premiums written	65,748	3,155	27,216	96,119	—	96,119
Premiums ceded	(31,928)	(51,768)	(7,138)	(90,834)	—	(90,834)
Net premiums written	$33,820	$(48,613)	$20,078	$5,285	$—	$5,285
Net premiums earned	$41,231	$11,108	$14,695	$67,034		$67,034
Technical services revenues	—	—	—	—	7,541	7,541
Other income	413	(445)	—	(32)		(32)
Net losses and loss expenses	(41,045)	(29,853)	(12,117)	(83,015)		(83,015)
Acquisition expenses	(1,524)	(3,209)	(2,173)	(6,906)	—	(6,906)
General and administrative expenses	(6,104)	(2,566)	(2,000)	(10,670)	(2,218)	(12,888)
Segment loss	$(7,029)	$(24,965)	$(1,595)	$(33,589)	$5,323	$(28,266)
Depreciation of fixed assets and amortization of intangibles						$(841)
Interest expense						(1,195)
Net investment income						8,778
Net realized losses on investments						(12,231)
Corporate general and administrative expenses						(22,585)
Other expense						(154)
Net foreign exchange gains						666
Net loss from continuing operations before income tax						$(55,828)
Loss ratio	99.5%	268.8%	82.5%	123.8%
Acquisition expense ratio	3.7%	28.9%	14.8%	10.3%

QUANTA CAPITAL HOLDINGS LTD.
Segment Results
Year ended December 31, 2006
(in thousands)

	Specialty Insurance run-off	Specialty Reinsurance run-off	Lloyd’s	Underwriting Total	Technical Services	Consolidated
Direct insurance	$47,913	$—	$91,758	$139,671	$—	$139,671
Reinsurance assumed	12,194	6,864	—	19,058	—	19,058
Total gross premiums written	60,107	6,864	91,758	158,729	—	158,729
Premiums ceded	(34,126)	(14,035)	(30,014)	(78,175)	—	(78,175)
Net premiums written	$25,981	$(7,171)	$61,744	$80,554	—	$80,554
Net premiums earned	$113,289	$46,487	$65,523	$225,299	$—	$225,299
Technical services revenues	—	—	—	—	3,331	3,331
Other income	2,873	781	—	3,654	—	3,654
Net losses and loss expenses	(65,706)	(40,033)	(50,382)	(156,121)	—	(156,121)
Acquisition expenses	(18,029)	(12,468)	(12,043)	(42,540)	—	(42,540)
General and administrative expenses	(18,440)	(6,420)	(12,886)	(37,746)	(4,283)	(42,029)
Segment income (loss)	$13,987	$(11,653)	$(9,788)	$(7,454)	$(952)	$(8,406)
Depreciation of fixed assets and amortization of intangibles						$(4,999)
Interest expense						(5,458)
Net investment income						45,934
Net realized losses on investments						(15,945)
Corporate general and administrative expenses						(57,977)
Net foreign exchange losses						(3,790)
Net loss from continuing operations before income tax						$(50,641)
Loss ratio	58.0%	86.1%	76.9%	69.3%
Acquisition expense ratio	15.9%	26.8%	18.4%	18.9%

QUANTA CAPITAL HOLDING LTD.
Segment Results
Year ended December 31, 2005
(in thousands)

	Specialty Insurance run-off	Specialty Reinsurance run-off	Lloyd’s	Underwriting Total	Technical Services	Consolidated
Direct insurance	$287,188	$—	$80,702	$367,890	$—	$367,890
Reinsurance assumed	24,133	216,912	—	241,045	—	241,045
Total gross premiums written	311,321	216,912	80,702	608,935	—	608,935
Premiums ceded	(116,404)	(83,434)	(19,056)	(218,894)	—	(218,894)
Net premiums written	$194,917	$133,478	$61,646	$390,041	$—	$390,041
Net premiums earned	$160,620	$166,944	$36,511	$364,075	—	$364,075
Technical services revenues	—	—	—	—	19,037	19,037
Other income	1,200	1,974	—	3,174	—	3,174
Net losses and loss expenses	(120,710)	(178,887)	(24,652)	(324,249)	—	(324,249)
Acquisition expenses	(21,836)	(42,714)	(5,074)	(69,624)	—	(69,624)
General and administrative expenses	(21,750)	(9,847)	(8,716)	(40,313)	(18,545)	(58,858)
Segment (loss) income	$(2,476)	$(62,530)	$(1,931)	$(66,937)	$492	$(66,445)
Depreciation of fixed assets and amortization of intangibles						$(3,001)
Interest expense						(4,165)
Net investment income						27,181
Net realized losses on investments						(13,020)
Corporate general and administrative expenses						(50,749)
Other income						387
Net foreign exchange gains						331
Net loss from continuing operations before income tax						$(109,481)
Loss ratio	75.2%	107.2%	67.5%	89.1%
Acquisition expense ratio	13.6%	25.6%	13.9%	19.1%

QUANTA CAPITAL HOLDINGS LTD.
Net Earned Premiums by Product Line
(in thousands)

	(Unaudited) Three months ended December 31, 2006	(Unaudited) Three months ended December 31, 2005	Year ended December 31, 2006	Year ended December 31, 2005
Specialty Insurance run-off:
Technical risk property - HBW	$7,710	$24,918	$69,307	$95,800
Technical risk property - other	1,337	(39)	8,576	2,548
Professional liability	1,458	8,390	18,392	36,761
Environmental liability	937	3,068	8,224	9,824
Surety	799	2,553	6,828	6,353
Fidelity and crime	7	1,605	1,403	6,757
Structured insurance	—	318	661	1,092
Trade credit and political risk	280	418	(102)	1,485
Total specialty insurance run-off	$12,528	$41,231	$113,289	$160,620
Specialty Reinsurance run-off:
Casualty	$5,799	$15,509	$36,693	$100,809
Marine, technical risk and aviation	269	5,973	9,797	23,650
Property	165	(10,374)	(3)	42,485
Total specialty reinsurance run-off	$6,233	$11,108	$46,487	$166,944
Lloyd’s:
Professional liability	$15,672	$14,495	$61,561	$36,311
Other	1,691	200	3,962	200
Total Lloyd’s	$17,363	$14,695	$65,523	$36,511
Total	$36,124	$67,034	$225,299	$364,075

QUANTA CAPITAL HOLDINGS LTD.
Analysis of Unpaid Losses and Loss Expenses (Unaudited)
(in thousands)

	As of December 31, 2006			As of December 31, 2005
	Gross Loss Reserves	Ceded Loss Reserves (1) (2)	Net Loss Reserves	Gross Loss Reserves	Ceded Loss Reserves (1) (2)	Net Loss Reserves
Specialty Insurance:
Technical risk property - HBW	$198,040	$(74,682)	$123,358	$136,124	$(47,360)	$88,764
Technical risk property - other	30,725	(26,934)	3,791	46,236	(39,273)	6,963
Professional liability	54,567	(14,215)	40,352	45,177	(9,831)	35,346
Environmental liability	25,026	(10,828)	14,198	21,789	(9,811)	11,978
Fidelity and crime	3,024	(1,336)	1,688	4,912	(1,785)	3,127
Other	330	—	330	1,512	—	1,512
Surety	533	—	533	912	—	912
Trade credit and political risk	2,225	—	2,225	610	—	610
	$314,470	$(127,995)	$186,475	$257,272	$(108,060)	$149,212
Specialty Reinsurance:
Marine, technical risk and aviation	$78,191	$(39,025)	$39,166	$99,087	$(41,118)	$57,969
Casualty	82,106	—	82,106	65,319	—	65,319
Property	49,287	(30,120)	19,167	79,998	(33,275)	46,723
	$209,584	$(69,145)	$140,439	$244,404	$(74,393)	$170,011
Lloyd’s:
Professional liability and other	$99,564	$(24,088)	$75,476	$32,307	$(7,900)	$24,407
	$99,564	$(24,088)	$75,476	$32,307	$(7,900)	$24,407
Total	$623,618	$(221,228)	$402,390	$533,983	$(190,353)	$343,630
Specialty Insurance:
Case reserve	$40,308	$(28,157)	$12,151	$49,851	$(34,047)	$15,804
IBNR	274,162	(99,838)	174,324	207,421	(74,013)	133,408
Total	$314,470	$(127,995)	$186,475	$257,272	$(108,060)	$149,212
Specialty Reinsurance:
Case reserve	$99,208	$(46,828)	$52,380	$125,334	$(55,240)	$70,094
IBNR	110,376	(22,317)	88,059	119,070	(19,153)	99,917
Total	$209,584	$(69,145)	$140,439	$244,404	$(74,393)	$170,011
Lloyd’s:
Case reserve	$2,981	$—	$2,981	$808	—	$808
IBNR	96,583	(24,088)	72,495	31,499	(7,900)	23,599
Total	$99,564	$(24,088)	$75,476	$32,307	$(7,900)	$24,407
Total:
Case reserve	$142,497	$(74,985)	$67,512	$175,993	$(89,287)	$86,706
IBNR	481,121	(146,243)	334,878	357,990	(101,066)	256,924
Total	$623,618	$(221,228)	$402,390	$533,983	$(190,353)	$343,630

Footnote:

1.	Failure of the Company’s reinsurers to honor their obligations could result in credit losses.

2.	Ceded case reserves include amounts recoverable from re-insurers in relation to paid loss and loss adjustment expenses, that were outstanding as of December 31, 2006 and December 31, 2005.

QUANTA CAPITAL HOLDINGS LTD.

Gross loss reserves as of December 31, 2006 and December 31, 2005

(in million)

2006

2005

Environmental

Professional

liability

liability

Environmental

Lloyd’s

4%

9%

liability

16%

Lloyd’s

4%

6%

Technical risk

Professional

property

liability

9%

Other

9%

Other

1%

1%

HBW

25%

Technical risk

HBW

property

32%

5%

Casualty

Reinsurance

12%

Property

Marine, Technical

Risk and Aviation

Reinsurance

Marine, Technical

Casualty

19%

Property

15%

Risk and Aviation

Reinsurance

Reinsurance

13%

12%

8%

Footnotes:

1.      “Other” includes Trade Credit, Fidelity, Surety and other Specialty Insurance Run-off product lines.

QUANTA CAPITAL HOLDINGS LTD.

Composition of Investments at December 31, 2006

Fixed Maturity Investments

Breakdown as per different ratings

Below BBB

A

BBB

0%

Corporate

9%

1%

US Government and

15%

Government

AA

Agencies

4%

48%

Mortgage-Backed
Securities

27%

AAA
86%

Asset-Backed

Tax-Exempt

Securities

Foreign

Municipal

6%

Government

0%

4%

Footnotes:

Ratings as assigned by Standard & Poor’s Corporation.

QUANTA CAPITAL HOLDINGS LTD.
Estimated 2005 Hurricane Catastrophes Losses and Loss Expenses Incurred (cumulative)
(in thousands)
(Unaudited)

	Cumulative as of December 31, 2006			Cumulative as of December 31, 2005
	Gross Losses and Loss Expenses	Ceded Losses and Loss Expenses	Net Losses and Loss Expenses	Gross Losses and Loss Expenses	Ceded Losses and Loss Expenses	Net Losses and Loss Expenses
Specialty Insurance:
Technical risk property	$40,845	$(29,656)	$11,189	$52,245	$(41,029)	$11,216
Fidelity and crime	450	(225)	225	450	(225)	225
	41,295	(29,881)	11,414	52,695	(41,254)	11,441
Specialty Reinsurance:
Marine, technical risk and aviation	71,511	(29,303)	42,208	68,986	(28,861)	40,125
Property	84,789	(50,098)	34,691	77,426	(45,653)	31,773
	156,300	(79,401)	76,899	146,412	(74,514)	71,898
Total losses and loss expenses incurred	$197,595	$(109,282)	$88,313	$199,107	$(115,768)	$83,339

Losses and Loss Expenses by Event
Katrina and Rita	$165,408	$(87,898)	$77,510	$169,803	$(97,668)	$72,135
Wilma	32,187	(21,384)	10,803	29,304	(18,100)	11,204
	197,595	(109,282)	88,313	199,107	(115,768)	83,339
Reinstatement premiums
Katrina and Rita	(10,239)	12,763	2,524	(8,833)	13,367	4,534
Wilma	(1,207)	362	(845)	(979)	502	(477)
	(11,446)	13,125	1,679	(9,812)	13,869	4,057
Net income impact of 2005 Hurricanes	$186,149	$(96,157)	$89,992	$189,295	$(101,899)	$87,396

Footnote:

1.
The above analysis includes losses incurred from the 2005 hurricanes Katrina, Rita and Wilma only and does not include development on losses incurred from the 2004 hurricanes Charley, Frances, Ivan and Jeanne.

2.	As at December 31, 2006 and 2005, $ 32.3 million and $ 71.9 million of estimated 2005 hurricane losses and loss expenses were unpaid.